UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                  SCHEDULE 14A

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement          [_]  Soliciting Material Pursuant to
[_]  Confidential, For Use of the              SS.240.14a-11(c) or SS.240.14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[X]  Definitive Additional Materials



                     FIRST LITCHFIELD FINANCIAL CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:

________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:

________________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

________________________________________________________________________________
4)   Proposed maximum aggregate value of transaction:

________________________________________________________________________________
5)   Total fee paid:

________________________________________________________________________________
     [_]  Fee paid previously with preliminary materials:

________________________________________________________________________________
     [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

          1)   Amount previously paid:

________________________________________________________________________________
          2)   Form, Schedule or Registration Statement No.:

________________________________________________________________________________
          3)   Filing Party:

________________________________________________________________________________
          4)   Date Filed:

________________________________________________________________________________

                                                                  April 23, 2001



Dear Shareholder:

         On behalf of the Board of Directors of FIRST LITCHFIELD FINANCIAL CORPORATION (the "Company") you are cordially invited to attend the Annual Meeting of Shareholders of the Company to be held on Wednesday, May 23, 2001 at 3:00 p.m. at the Litchfield Inn, Route 202, Litchfield, Connecticut.

         The Notice of the Annual Meeting and the Proxy Statement which are enclosed, describe the matters to be voted upon at the meeting. In addition to the specific items on our agenda, we will discuss generally the operations of the Company and its subsidiary, The First National Bank of Litchfield (the "Bank"). We welcome any appropriate questions you may have concerning the Company and the Bank, and we will provide time during the meeting for questions from shareholders.

         The enclosed proxy is solicited on behalf of the Board of Directors of the Company, and the expense of the solicitation will be borne by the Company. Any person giving a proxy pursuant to this solicitation may revoke it at any time by written notice given prior to the Annual Meeting of Shareholders or the proxy may be withdrawn and you may vote in person should you attend the meeting. The enclosed proxy will be voted "FOR" the proposed slate of four (4) directors unless marked to the contrary. The Board of Directors of the Company currently consists of twelve (12) directors, four (4) of whom have been nominated for re-election at the 2001 Annual Meeting for a term of three (3) years. The nominees for re-election are: Ernest W. Clock, George M. Madsen, William J. Sweetman and Patricia D. Werner.

         We hope you will be able to attend the meeting, but if you cannot do so, it is still important that your shares be represented at the Annual Meeting. Please execute and date the enclosed proxy and return it as soon as possible in the envelope provided.

                                                       Sincerely,


                                                       /s/ Jerome J. Whalen
                                                       --------------------
                                                       Jerome J. Whalen
                                                       President and
                                                       Chief Executive Officer


A copy of the Company's Annual Report to Shareholders, including financial statements of the Company for the fiscal year ended December 31, 2000, is enclosed.

                     FIRST LITCHFIELD FINANCIAL CORPORATION


                                 PROXY STATEMENT


                         ANNUAL MEETING OF SHAREHOLDERS

                                  May 23, 2001

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 23, 2001



To the Shareholders of First Litchfield Financial Corporation:


NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of First Litchfield Financial Corporation (the "Company") will be held at 3:00 p.m. on Wednesday, May 23, 2001 at the Litchfield Inn, Route 202, Litchfield, Connecticut, for the following purposes:

1. To elect four (4) shareholders to the Board of Directors, each to serve for a term of three (3) years and until their successors are elected and qualified, as described in the Proxy Statement.

2. To transact such other business as may properly come before the meeting, or any adjournments thereof.

         Only those Shareholders of record at the close of business on the 9th day of April, 2001 are entitled to notice of, and to vote at this Annual Meeting. A list of those shareholders will be available for inspection by shareholders for ten (10) days preceding the meeting at the office of the Secretary of the Company at the Company's main office, 13 North Street, Litchfield, Connecticut, and will also be available for inspection by shareholders at the meeting itself.

                                       BY ORDER OF THE BOARD OF DIRECTORS OF

                                       FIRST LITCHFIELD FINANCIAL CORPORATION


                                        /s/ Philip G. Samponaro
                                       ------------------------
                                       Philip G. Samponaro,
                                       Secretary


April 23, 2001




SHAREHOLDERS ARE REQUESTED TO MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS SOON AS POSSIBLE REGARDLESS OF WHETHER THEY PLAN TO ATTEND THE MEETING. ANY PROXY GIVEN BY A SHAREHOLDER MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED, AND ANY SHAREHOLDER WHO EXECUTES AND RETURNS A PROXY AND WHO ATTENDS THE ANNUAL MEETING MAY WITHDRAW THE PROXY AT ANY TIME BEFORE IT IS VOTED AND VOTE HIS OR HER SHARES IN PERSON. A PROXY MAY BE REVOKED BY GIVING NOTICE TO PHILIP G. SAMPONARO, SECRETARY OF FIRST LITCHFIELD FINANCIAL CORPORATION, IN WRITING PRIOR TO THE TAKING OF A VOTE.

            Proxy Statement of First Litchfield Financial Corporation

                              --------------------

                        ANNUAL MEETING OF SHAREHOLDERS OF
                     FIRST LITCHFIELD FINANCIAL CORPORATION
                                  May 23, 2001

                              --------------------

                             SOLICITATION OF PROXIES

         The enclosed proxy (the "Proxy") is solicited by the Board of Directors of FIRST LITCHFIELD FINANCIAL CORPORATION (the "Company"), 13 North Street, Litchfield, Connecticut, 06759, for use at the Annual Meeting of Shareholders, to be held on Wednesday, May 23, 2001, and at any and all adjournments thereof. Any Proxy given may be revoked at any time before it is actually voted on any matter in accordance with the procedures set forth in the Notice of Annual Meeting. This Proxy Statement and the enclosed form of Proxy are being mailed to shareholders (the "Shareholders") on or about April 23, 2001. The cost of preparing, assembling and mailing this Proxy Statement and the material enclosed herewith is being borne by the Company. In addition to this solicitation by mail, directors, officers and employees of the Company, and its subsidiary The First National Bank of Litchfield (the "Bank"), without additional compensation, may make solicitations personally or by telephone or telegraph. The Company will reimburse banks, brokerage firms and others holding shares in their names or in the names of nominees for their reasonable out-of-pocket expenses in forwarding proxies and proxy materials to the beneficial owners of such shares.

                       OUTSTANDING STOCK AND VOTING RIGHTS

         The Board of Directors of the Company has fixed the close of business on April 9, 2001 as the Record Date (the "Record Date") for the determination of Shareholders entitled to notice of and to vote at this Annual Meeting. As of the Record Date, 1,590,465 shares of the common stock of the Company (par value $.01 per share) were issued and outstanding and held of record by approximately 429 shareholders (the "Common Stock"), each of which shares is entitled to one vote on all matters to be presented at this Annual Meeting. The holders of one-third of the Company's Common Stock must be present, in person or by proxy, at the Annual Meeting to constitute a quorum. Abstentions and broker non-votes are not treated as having voted in favor of any proposal and are counted as present for establishing a quorum. No other class of the Company's capital stock is outstanding or entitled to vote at the Annual Meeting. A plurality of the votes cast by shares of Common Stock entitled to vote, in person or by proxy, at the Annual Meeting shall be required to elect directors if a quorum is present.

         If the enclosed form of Proxy is properly executed and returned to the Company in time to be voted at the Annual Meeting, the shares represented thereby will be voted in accordance with the instructions marked thereon. Executed but unmarked proxies will be voted "FOR" the election of the four (4) nominees for election to the Board of Directors. The Board of Directors does not know of any matters other than those described in the Notice of Annual Meeting that are to come before the Annual Meeting. If any other matters are properly brought before the Annual Meeting, the persons named in the Proxy will vote the shares represented by such Proxy upon such matters as determined by a majority of the Board of Directors.

                  SECURITY OWNERSHIP OF PRINCIPAL SHAREHOLDERS

         The following table includes certain information as of March 30, 2001 regarding the principal shareholders (the "Principal Shareholders") of the Company. With the exception of the Principal Shareholders listed below, the Company is not aware of any beneficial owner of five percent (5%) or more of the Company's Common Stock.

                                                             Percent of
Name and Address          Number of Shares                  Outstanding
of Beneficial Owner       Beneficially Owned (1)            Common Stock
-------------------       ----------------------            ------------

Donald K. Peck                 116,700 (2)                     7.34%
Litchfield, CT

William J. Sweetman             95,923 (3),(4)                 6.03%
Litchfield, CT

---------------------
         1. The definition of beneficial owner includes any person who, directly or indirectly, through any contract, agreement or understanding, relationship or otherwise has or shares voting power or investment power with respect to such security.
         2. Includes shares owned by, or as to which voting power is shared with spouse.
         3. Includes options to purchase 4,442 additional shares of the Company Common Stock.
         4. Includes 12,769 shares owned by an estate as to which individual has voting power as fiduciary of said estate.

                                  PROPOSAL (1)
                              ELECTION OF DIRECTORS

         The Board of Directors of the Company is divided into three (3) classes, each class being approximately equal in size. Each class of directors will stand for re-election once every three (3) years. Directors are elected by a plurality of the votes of shares present in person or represented by proxy at the meeting and entitled to vote.

         Pursuant to the Company's Certificate of Incorporation and Bylaws, the Board has fixed the number of directorships at twelve (12). At this Annual Meeting, four (4) directors are to be elected, each for a term of three (3) years and until their successors are elected and qualified. The terms of directors Ernest W. Clock, George M. Madsen, William J. Sweetman, and Patricia
D. Werner expire at the 2001 Annual Meeting. All nominees are now serving as directors. Each candidate for director has been nominated by the Board of Directors. Each of the nominees has indicated his willingness to serve as a director. If any of them become unavailable, the Proxy may be voted for a nominee or nominees who would be designated by the Board of Directors.

         There are no arrangements or understandings between any of the directors or any other persons pursuant to which any of the above directors have been selected as directors.

               THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT
            SHAREHOLDERS VOTE "FOR" THE ELECTION OF ITS NOMINEES FOR
                                    DIRECTOR

         The following sets forth the name and age of each nominee (the first four (4) directors listed), and each director who will continue his or her term of office, the year in which each was first elected a director of the Company, and the principal occupation and business experience of each during the past five (5) years:

                              NOMINEES FOR ELECTION


                            Position Held with                  Expiration Date
Name & Age                  the Company                         of Current Term
----------                  -----------                         ---------------

Ernest W.                   Chairman of the Board of                 2001
Clock                       Directors; Director of the
(76)                        Company since 1988 and of
                            the Bank since 1973 (1)

George M.                   Director of the Company                  2001
Madsen                      and the Bank since 1988 (2)
(67)

William J.                  Director of the Company                  2001
Sweetman                    and the Bank since 1990 (3)
(54)

Patricia D.                 Director of the Company                  2001
Werner                      and the Bank since 1996 (4)
(54)

                              CONTINUING DIRECTORS

Clayton L.                  Director of the Company                  2002
Blick                       since 1988 and of the
(83)                        Bank since 1953 (5)


John H.                     Director of the Company                  2003
Field                       and the Bank since 1990 (6)
(75)

Bernice D.                  Director of the Company                  2002
Fuessenich                  since 1988 and of the
(82)                        Bank since 1978 (7)

                            Position Held with                  Expiration Date
Name & Age                  the Company                         of Current Term
----------                  -----------                         ---------------

Perley H.                   Director of the Company                  2003
Grimes, Jr.                 since 1988 and of the
(56)                        Bank since 1984 (8)

Thomas A.                   Director of the Company                  2003
Kendall                     and of the Bank since 1999 (9)
(45)

Charles E.                  Director of the Company                  2003
Orr                         since 1988 and of the
(65)                        Bank since 1981 (10)

H. Ray                      Director of the Company                  2002
Underwood                   and of the
(47)                        Bank since 1998 (11)

Jerome J.                   President, Chief Executive Officer       2002
Whalen                      and Director of the Company
(59)                        and of the Bank since 1990 (12)


--------------------

         1.     Mr.  Clock is Chairman of the Board of F. North Clark  Insurance
                Agency.
         2. Mr. Madsen is retired. He formally served as President of Roxbury Associates, Inc.
         3.     Mr. Sweetman is the President and owner of Dwan & Co., Inc.
         4.     Ms. Werner is the head of the Washington Montessori Association,
                Inc.
         5.     Mr. Blick is a Partner in the Law Firm of Cramer & Anderson.
         6. Mr. Field is retired. He served as Executive Vice President of Union Carbide Corporation until December 1986.
         7.     Ms.  Fuessenich  is a  realtor  and an owner  of the  Fuessenich
                Agency.
         8.     Mr. Grimes is a Partner in the Law Firm of Cramer & Anderson.
         9.     Mr. Kendall is a self employed investor.
         10.    Mr. Orr is President of New Milford Volkswagen, Inc.
         11.    Mr. Underwood is President of Underwood Services, Inc.
         12. Mr. Whalen has served as the President of the Company and the Bank since March 1, 1990.


                    THE BOARD OF DIRECTORS AND ITS COMMITTEES

         The Board of Directors of the Company met fifteen (15) times in 2000. With the exception of Mr. Sweetman, all directors, while holding such position, attended at least 75% of the aggregate of the total number of meetings of the board of directors and the total number of meetings held by all committees of the board on which such director served during 2000.

         In 2000, each director of the Company who was not an employee of the Bank, received $300 for each Board meeting attended and $275 for each committee meeting attended. The Chairman of the Board of Directors also receives an annual retainer of $6,000 and each non-officer director of the Company also receives an annual retainer of $5,000 for serving as a director. Directors who are employees of the Bank receive no additional compensation for their services as members of the Board or any board committee.

         The Board of Directors has established several standing committees to assist in the discharge of their responsibilities. All members are appointed annually and serve until their successors are named. All committees report their deliberations and recommendations to the Board. The principal responsibilities, membership and number of meetings of each committee are described below.

Audit/Compliance and Security Committee

         The Audit/Compliance and Security Committee (the "Audit Committee") met four (4) times in 2000. The Committee members are: Bernice D. Fuessenich, Charles E. Orr, H. Ray Underwood and Patricia D. Werner. In addition, the Bank's Compliance Officer, Stephen M. Riley, II, attends the Audit Committee Meetings. This Committee is responsible for oversight of the internal audit function, internal accounting controls, security programs and recommendations regarding the selection of independent accountants. The Audit Committee's responsibilities are described in a written charter, adopted by the Company's Board of Directors, which is attached to the proxy statement as Appendix A. As of the date of this Proxy Statement, each of the Audit Committee Members is an "independent director" under the American Stock Exchange ("AMEX") Listing Standards.

Nominating Committee

         The Nominating Committee met two (2) times in 2000. The Committee members are: Ernest W. Clock, John H. Field, Bernice D. Fuessenich, Perley H. Grimes, Jr., George M. Madsen and Jerome J. Whalen. This Committee reviews and evaluates potential candidates for nomination to the Boards of Directors of the Company and the Bank, respectively, and recommends proposed nominees for election as members of the Boards of Directors and committees. The Nominating Committee will consider recommendations by shareholders for nomination as director, provided such recommendations are submitted in accordance with certain procedures set forth in the Company's Bylaws and applicable regulations. A copy of the Bylaws will be sent to any shareholder upon request.

Planning Committee

         The Planning Committee met five (5) times in 2000. The Committee members are: Ernest W. Clock, John H. Field, Perley H. Grimes, Jr., Thomas A. Kendall, George M. Madsen, William J. Sweetman and Jerome J. Whalen. Additionally, Senior Vice President and Senior Loan Officer Revere H. Ferris, Senior Vice President and Senior Trust Officer John S. Newton, Senior Vice President and Chief Financial Officer of the Bank and Treasurer of the Company Carroll A. Pereira, and Senior Vice President, Chief Administrative Officer, Cashier and Secretary of the Bank and Secretary of the Company Philip G. Samponaro generally attend these meetings. This Committee is responsible for oversight of the strategic planning function, including development and implementation of the strategic plan's short and long term components.

Compensation Committee

         The Company does not have a Compensation Committee. Rather, the Bank has a Compensation Committee. The Compensation Committee met three (3) times in 2000. The Committee members are: Ernest W. Clock, George M. Madsen, Charles E. Orr and Patricia D. Werner. The Compensation Committee is responsible for developing policies relating to employee compensation, benefits and incentives, annually evaluating the president and chief executive officer, and making recommendations concerning salaries and other types of compensation to the full Board of Directors of the Bank.

Audit Committee Report

         The following Report of the Company's Audit Committee is provided in accordance with the rules and regulations of the Securities and Exchange
Commission (the "SEC"). Pursuant to such rules and regulations, this report shall not be deemed "soliciting material," filed with the SEC, subject to Regulation 14A and 14C of the SEC or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act").

          FIRST LITCHFIELD FINANCIAL CORPORATION AUDIT COMMITTEE REPORT

         The Audit Committee has reviewed and discussed the Company's audited financial statements for the fiscal year ended December 31, 2000 with management. The Audit Committee has also reviewed and discussed with McGladrey & Pullen, LLP ("McGladrey"), the Company's independent auditors, certain matters specified in Statements of Auditing Standards No. 61, Communication with Audit Committees, as may be modified or supplemented.

         The Audit Committee has received the written disclosures and the letter from McGladrey required by Independence Standards Board Standard No. 1, as may be modified or supplemented, and has discussed McGladrey's independence with respect to the Company with McGladrey.

         Based on the review and discussions referred to in this audit committee report, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2000 for filing with the SEC.

                                        First Litchfield Financial Corporation
                                        Audit Committee


                                        Charles E. Orr, Chairman
                                        Bernice D. Fuessenich
                                        H. Ray Underwood
                                        Patricia D. Werner

                       COMMON STOCK OWNED BY DIRECTORS AND
                               EXECUTIVE OFFICERS

         The following table sets forth the number and percentage of Common Stock beneficially owned by each current Director, each of the Executive Officers named in the Summary Compensation Table, and the Directors and Executive Officers as a group at March 30, 2001.

                                       Common Shares
Name Of                             Beneficially Owned
Beneficial Owner                   At March 30, 2001 (1)       Percent of Class
----------------------             ---------------------       -----------------

Clayton L. Blick                      12,120 (2), (3)                .76%

Ernest W. Clock                       23,959 (2), (3)               1.51%

John H. Field                          7,358 (2)                     .46%

Bernice D. Fuessenich                  9,511 (2)                     .60%

Perley H. Grimes, Jr.                 16,219 (2)                    1.02%

Thomas A. Kendall                        579                         .04%

George M. Madsen                      14,469 (2)                     .91%

Charles E. Orr                        12,653 (2)                     .80%

William J. Sweetman                   95,923 (2), (4)               6.03%

H. Ray Underwood                         115                         .01%

Patricia D. Werner                     3,462 (5)                     .22%

Jerome J. Whalen                      43,731 (3), (6)               2.75%

Carroll A. Pereira                    14,937 (3), (7)                .94%

Philip G. Samponaro                   19,864 (8)                    1.25%

Revere H. Ferris                      35,642 (9)                    2.24%

All Directors and Executive          310,542                       19.53%



Officers as a group (16 persons)
--------------------------------
         1. The definition of beneficial owner includes any person who, directly or indirectly, through any contract, agreement or understanding, relationship or otherwise has or shares voting power or investment power with respect to such security.
         2.   Includes options to purchase 4,442 shares of Common Stock.
         3. Includes shares owned by, or as to which voting power is shared with, spouse, children or controlled business.

         4. Includes 12,769 shares owned by an estate as to which individual has voting power as fiduciary of said estate.
         5.   Includes options to purchase 3,095 shares of Common Stock.
         6.   Includes options to purchase 27,910 shares of Common Stock.
         7.   Includes options to purchase 14,744 shares of Common Stock.
         8. Includes options to purchase 18,099 shares of Common Stock. Includes 985 shares of Common Stock held in a trust for which Mr. Samponaro is a beneficiary.
         9. Includes options to purchase 7,722 shares of Common Stock. In addition, the total for Mr. Ferris includes 14,170 shares of Common Stock held in trusts for which Mr. Ferris serves as trustee.


                               EXECUTIVE OFFICERS

         The  following  table  sets  forth  information   concerning  Executive
Officers of the Company and/or the Bank. Unless otherwise indicated, each person has held the same or a comparable position for the last five years.



Name and Age                 Position Held with the Company and/or Bank
------------                 ------------------------------------------
Jerome J. Whalen  (59)       President, Chief Executive Officer
                             and Director of the Company and of the Bank
                             since 1990
Carroll A. Pereira (45)      Treasurer of the Company, Senior Vice President
                             and Chief Financial Officer of the Bank since 1984
Philip G. Samponaro (59)     Secretary of the Company, Senior Vice President,
                             Chief Administrative Officer, Cashier and
                             Secretary of the Bank since 1976
Revere H. Ferris (60)        Senior Vice President and Senior Loan Officer
                             of the Bank since 1997 (1)
John S. Newton (62)          Senior Vice President and Trust Officer of the
                             Bank since 1999 (2)



----------------
         1. Mr. Ferris has served as Senior Vice President and Senior Loan Officer of the Bank since 1997. Mr. Ferris served as Vice President from January, 1997 through December, 1997 and served as Assistant Vice President from January, 1996 through December, 1996. From 1994 through December, 1995, Mr. Ferris was self employed as a financial consultant.
         2. Mr. Newton has served as Senior Vice President and Trust Officer of the Bank since April, 1999. Prior to joining the Bank, Mr. Newton served as Vice President and Senior Trust Officer of The Bank of Western Massachusetts from October, 1995 to April, 1999. Prior to joining The Bank of Western Massachusetts, Mr. Newton served as Vice President and Senior Account Executive for Fidelity Management Trust Company from February, 1994 to May, 1995.

                             EXECUTIVE COMPENSATION

         The following table provides certain information regarding the compensation paid by the Company and the Bank to certain Executive Officers of the Company and the Bank for services rendered in all capacities during the fiscal years ended December 31, 2000, 1999 and 1998. Other than the Named Executive Officers set forth below (the "Named Executive Officers"), no other individual employed by the Company and/or the Bank received aggregate compensation of $100,000 or more during the fiscal year ended December 31, 2000.

                                                                            Summary Compensation Table
                                                                            --------------------------
                                                                             Long Term Compensation

------------------------------------------------------------------------ --------------------------------------------------------
                              Annual Compensation                          Awards             Payouts

                                                              Other
                                                              Annual     Restricted
                                                           Compensation    Stock        Options/
Name and Principal                                          Payout($)      Awards         SARs      LTIP            All Other
     Position                   Year   Salary($)(1)(2)   Bonus($)   ($)     ($)           (#)     Payout($)      Compensation ($)
---------------------------------------------------------------------------------------------------------------------------------
Jerome J. Whalen                2000      $195,331                                                               $  270,306 (3)
President and Chief             1999      $186,454                                      5,855 (4)                $    6,061 (5)
Executive Officer of the        1998      $170,746                                      5,855 (4)                $   10,859 (6)
Bank and Company

Revere H. Ferris                2000      $107,056                                                               $    3,205 (8)
Senior Vice President and       1999      $102,316                                      3,861 (4)                $    3,064 (8)
Senior Loan Officer of the      1998      $ 75,229                                      3,861 (4)                $    2,251 (8)
Bank

John S. Newton                  2000      $119,700                                                               $    2,018 (8)
Senior Vice President and       1999      $ 90,200
Trust Officer of the Bank

Carroll A. Pereira              2000      $101,127                                                               $    3,028 (8)
Treasurer of the Company,       1999      $ 96,472                                     3,861 (4)                 $    2,888 (8)
Senior Vice President and       1998      $ 85,457                                     3,861 (4)                 $   29,252 (7)
Chief Financial  Officer of
the Bank

Philip G. Samponaro             2000      $ 106,536                                                              $    3,190 (8)
Secretary, Senior Vice          1999      $ 101,796                                     3,861 (4)                $    3,048 (8)
President, Chief                1998      $  94,196                                     3,861 (4)                $    2,703 (8)
Administrative Officer
and Cashier of the Bank
and Secretary of the
Company

------------------------------
         1. The Company furnishes the Named Executive Officers with certain non-cash compensation and other personal benefits aggregating less than 10% of their cash compensation.

         2. All employees of the Bank, including the above Named Executive Officers, are eligible after 1 year of service to participate in the Bank's 401(k) deferred compensation plan. The Bank's contribution of up to 75% of the first 4% of each employee's voluntary salary reduction contributed to the 401(k) plan becomes immediately vested. The Named Executive Officer's compensation above is without deduction for their 401(k) contribution. Additionally, the Named Executive Officer's compensation includes the dollar value of any life and disability insurance premiums paid by the Bank for the benefit of the Named Executive Officer.

           3. Amount includes the Named Executive Officer's taxable benefit portion of the Split Dollar Life Insurance policy, for the benefit of the Named Executive Officer pursuant to the 1994 Supplemental Employee Retirement Plan Agreement, $478. Additionally, the amount includes $263,974, which can be attributed to the exercise of stock options by the Named Executive Officer and $5,856 which is the Bank's matching contribution to the Bank's 401(k) plan for the benefit of the Named Executive Officer.
           4. Options granted pursuant to the 1994 Stock Option Plan for officers and outside directors. The numbers of options have been adjusted to reflect stock splits and dividends. (See "1994 Stock Option Plan for Officers and Outside Directors").
           5.   Amount  includes  $460  which is the Named  Executive  Officer's taxable benefit portion of the Split Dollar Life Insurance policy for the benefit of the Named Executive Officer pursuant to the 1994 Supplemental Employee Retirement Plan Agreement. ( See "1994 Supplemental Employee Retirement Plan for Mr. Whalen"). Additionally, the amount includes $5,601 which is the Bank's matching contribution to the Bank's 401(k) plan for the benefit of the Named Executive Officer.
           6. Amount includes $422 which is the Named Executive Officer's taxable benefit portion of the Split Dollar Life Insurance policy, for the benefit of the Named Executive Officer pursuant to the 1994 Supplemental Employee Retirement Plan Agreement. Additionally, the amount includes $5,422 which can be attributed to the exercise of stock options by the Named Executive Officer and $5,015 which is the Bank's matching contribution to the Bank's 401(k) plan for the benefit of the Named Executive Officer.
           7. This amount includes $26,546 which can be attributed to the exercise of stock options by the Named Executive Officer and $2,706 which reflects the Bank's matching contribution to the Bank's 401(k) plan for the benefit of the Named Executive Officer.
           8. Amount reflects the Bank's matching contribution to the Bank's 401(k) plan for the benefit of the Named Executive Officer.

Aggregated Option/SAR Exercises in Last Fiscal Year and FY-End Option/SAR Values

           The following table sets forth information regarding stock options that were exercised, if any, during the last fiscal year, and unexercised stock options held by the Named Executive Officers. The number of options and the per share exercise prices have been adjusted to reflect stock splits and dividends.


                                                                                       Number of             Value of Unexercised
                                                                           Securities Underlying                     In-the-Money
                                                                                     Unexercised                     Options/SARs
Name                      Shares Acquired       Value Realized        Options/SARs at FY-End (#)                 At FY-End ($)(1)
                          on Exercise (#)               ($)(2)     Exercisable/Unexercisable (3)    Exercisable/Unexercisable (3)
--------------------  -------------------  ------------------- ---------------------------------  -------------------------------
Jerome J. Whalen                   29,997          $263,974(2)                    27,910                        $  26,949

Revere H. Ferris                        0                    0                     7,722                        $       0

Carroll A. Pereira                      0                    0                    14,744                        $   5,688

Philip G. Samponaro                     0                    0                    18,099                        $  17,632

--------------------
       1. Represents the difference between the fair market value price of the Company's Common Stock at December 31, 2000, $10.63, and the exercise price of options, multiplied by the number of options. No SARs have been granted by the Company. Options are in the money if the fair market value of the underlying securities exceeds the exercise or base price of the option.

       2. Represents the difference between the fair market value price of the Company's Common Stock on the date the options were exercised $14.21, and the exercise price of options, $5.41, multiplied by the number of options.

       3.  All options are exercisable.

Agreements with Management

           While there are no employment contracts between the Company and any of its Executive Officers, there are change of control agreements between the Bank and its Executive Officers. These agreements provide that in certain instances if the Executive Officer is terminated or reassigned within twenty-four (24) months following the occurrence of a change of control (as such term is defined in the Change of Control Agreements), then such individual shall be entitled to receive an amount as provided by such agreement equal to twenty-four (24) months salary, reasonable legal fees and expenses incurred by the Executive Officer as a result of such termination or reassignment, and continued participation in certain benefit plans.

Agreements with Employees

           While there are no employment contracts between the Company and any of its employees, there are change of control agreements between the Bank and thirty-one (31) employees who have been employed by the Bank for more than ten
(10) years. These agreements provide that in certain instances if the employee is terminated or reassigned within six (6) months following the occurrence of a change of control (as such term is defined in the Change of Control Agreements), then such individual shall be entitled to receive an amount as provided by such agreement equal to six (6) months salary, reasonable legal fees and expenses incurred by the employee as a result of such termination or reassignment, and continued participation in certain benefit plans.

Long Term Incentive and Deferred Compensation Agreements

           During November and December 2000, the Bank entered into Long Term Incentive Retirement Agreements (the "Executive Incentive Agreements") with the Named Executive Officers to encourage the Executives to remain employees of the Bank. The Executive Incentive Agreements will trigger the award of deferred bonuses to the Named Executive Officers if specified Bank performance objectives are achieved, based upon a formula approved by the Board of Directors and upon which tax deferred earnings will accrue at rates which will generally range between 4% and 15%. Amounts are awarded after the end of each fiscal year. Such awards will immediately vest 20% per additional year of service subsequent to the year with respect to which the award is granted with 100% vesting upon a change in control, termination without cause, or, at normal retirement or at age 55 with 20 years of service. If the Named Executive Officer dies while serving as an executive officer of the Bank, the amount payable to the participant's beneficiary is projected to be equivalent to the participant's projected retirement benefit (as defined in the Executive Incentive Agreements) if the Bank acquires and maintains a corporate life insurance policy on the life of the participant at the time of death (see below). Upon retirement, the Named Executive Officers' total deferred compensation, including earnings thereon, may be paid out in one lump sum, or paid in equal annual installments over fifteen
(15) years.

           During November and December 2000, the Bank entered into Long Term Incentive Retirement Agreements with each of its Directors (the "Director Incentive Agreements") to reward past service and encourage continued service of each Director. The Director Incentive Agreements will award a director with a right to earn and defer the receipt of a bonus in an amount or percentage of director and retainer fees, and have earnings accrue on such amounts at a rate anticipated to be between 4% and 15% and generally equivalent to the appreciation in the Company's stock price over the period of time for which the fees are deferred pursuant to the Director Incentive Agreements if specified Bank performance objectives are achieved. All amounts in the Director Incentive Agreements will immediately vest 20% per additional year of service with 100% vesting upon a change in control, at normal retirement or full term years of service. If a participant dies while serving as an outside director of the Bank, the amount payable to the participant's beneficiary is projected to be equivalent to the participant's projected retirement benefit (as defined in the Director Incentive Agreements) if the Bank has acquired and maintains a corporate life insurance policy on the life of the participant at the time of death (see below). Upon retirement, the Directors' total deferred compensation, including earnings thereon, may be paid out in one lump sum, or paid in equal annual installments over ten (10) years.

           In concert with the Executive and Director Incentive Agreements, the Bank has invested $3.5 million in universal cash surrender value life insurance. Insurance policies were acquired on the lives of each of the Bank's Named
Executive Officers and all but three (3) of the Bank's directors which are designed to recover the costs of the Bank's Executive and Director Incentive Agreements. The policy death benefit has been structured to indemnify the Bank against the death benefit provision of these benefit agreements. The policies were paid with a single premium. Policy cash values will earn interest at a current rate of approximately 5.5% and policy mortality costs will be charged against the cash value monthly. There are no load or surrender charges associated with the policies.

1994 Supplemental  Employee Retirement Plan for President Whalen

           Effective September 1, 1994, the Bank entered into a Supplemental Employee Retirement Plan Agreement (SERP) with Jerome J. Whalen, President and CEO. The SERP was amended in 1998. The purpose of the SERP is to provide him with increased retirement benefits through a trust arrangement, such that his total retirement payments from all sources will approximate 60% of his last three years annual compensation. Upon the death of Mr. Whalen, the Bank expects to recover its costs from the face amount of the policy. Upon termination of employment, prior to retirement, Mr. Whalen may continue the policy, provided he makes all future premium payments. The SERP became null and void on November 21, 2000, at which time the Bank entered an Executive Supplemental Compensation Agreement with Mr. Whalen as discussed below.

Executive Supplemental Compensation Agreement for President Whalen

           Effective November 21, 2000, the Bank entered into an Executive Supplemental Compensation Agreement (the "Executive Agreement") with Jerome J. Whalen, President and CEO. The purpose of the Executive Agreement is to induce President Whalen to continue in the employ of the Bank and to recognize his past service by providing him with increased retirement benefits through a trust arrangement, such that his total retirement payments from all sources will approximate 60% of the average of the five (5) consecutive calendar years during Mr. Whalen's period of employment by the Bank in which his compensation, including any bonus, is the highest. The premium paid by the Bank on the policy to fund the Executive Agreement during 2000 was $37,250. Upon the death of Mr. Whalen, the Bank expects to recover its costs from the face amount of the policy. The Executive Agreement includes provisions which would prevent Mr. Whalen from working for a competitor in the proximity of the Bank.

1990 Stock Option Agreement with President Whalen

           The Board of Directors, with shareholder approval on April 11, 1990, granted the Company's President, Jerome J. Whalen, stock options to purchase a maximum of 3,000 shares of the Company's Common Stock (the "1990 Plan"). The options had a term of ten (10) years from the 1990 date of grant. The original exercise price was $55.00 per share which was the fair market value of the Common Stock on March 1, 1990, the date Mr. Whalen joined the Company as President and Chief Executive Officer. On May 4, 1994, an amendment to the 1990 Plan was approved by shareholders thereby increasing the number of stock options available to President Whalen on December 31, 1994 to 3,829 at an adjusted price of $43.08 per share. As a result of stock splits and dividends, as of December 31, 1999, President Whalen had options to purchase 29,997 shares at a price of $5.41 per share pursuant to the 1990 Plan. In accordance with the Plan, Mr. Whalen exercised his options to purchase 29,997 shares of Common Stock in February, 2000.

1994 Stock Option Plan For Officers and Outside Directors

           On May 4, 1994, Shareholders approved a stock option plan for officers and outside directors of the Company and the Bank, respectively (the "1994 Stock Option Plan"). The Plan expired on May 4, 1999. Pursuant to the 1994 Stock Option Plan, in 1995, the Board of Directors granted options to President Whalen, which as a result of stock splits, stock dividends and exercises allows Mr. Whalen to purchase 5,028 shares of the Company's Common Stock at $7.07 per share, 5,586 shares of Common Stock at $9.01 per share, 5,586 shares of Common Stock of $10.69 per share, 5,855 shares at an exercise price of $12.70 per share and 5,855 shares at an exercise price of $16.78 per share.

           Pursuant to the 1994 Stock Option Plan, in January 1995, the Board of Directors granted stock options to Mr. Samponaro which as a result of stock splits and dividends allows him to purchase 3,355 shares of the Company's Common Stock at $7.07 per share. In January 1996, the Board granted stock options to Ms. Pereira and Mr. Samponaro which as a result of stock splits and dividends allow each such individual to purchase 3,511 shares of the Company's Common Stock at $9.01 per share. In January 1997, the Board granted stock options to Ms. Pereira and Mr. Samponaro which as a result of stock splits and dividends allows such individuals to purchase 3,511 shares of Common Stock at an exercise price of $10.69 per share. In January 1998, the Board granted stock options to Ms. Pereira and Messrs. Ferris and Samponaro which as a result of stock splits and dividends allow such individuals to each purchase 3,861 shares of Common Stock at an exercise price of $12.70 per share. In January, 1999, the Board granted options to each of these individuals, which as a result of a stock dividend, allows each individual to purchase 3,861 shares at an exercise price of $16.78 per share.

           Pursuant to the 1994 Stock Option Plan, with the exceptions of Patricia D. Werner who became a director in 1996, H. Ray Underwood who became a Director in 1998 and Thomas A. Kendall who became a Director in 1999, each outside director who is not an officer of the Company or the Bank ("Outside Director") has received stock options, which are presently exercisable, to purchase a total of 4,442 shares of the Company's Common Stock. More specifically, in May 1994, each Outside Director was granted options, which as a result of stock splits and dividends allows such individuals to purchase 2,646 shares of Common Stock at $6.12 per share. Moreover, in June, 1995, each Outside Director was granted options, which as a result of stock splits and dividends allows such individuals to purchase 449 shares of Common Stock at $7.11 per share. In June 1996, each Outside Director was granted options, which as a result of stock splits and dividends, allows such individuals to purchase 449 shares of Common Stock at $9.74 per share. In June, 1997, each Outside Director was granted options which as a result of stock splits and dividends allows such individuals to purchase 449 shares of Common Stock at an exercise price of $10.80 per share. In June 1998, each Outside Director was granted options, which as a result of a stock dividend, allows each individual to purchase 449 shares of Common Stock at an exercise price of $15.19. Moreover, Patricia D. Werner has options to purchase 3,095 shares of Common Stock consisting of options to acquire 2,646 shares at $10.85 per share and options to acquire 449 shares at $15.19 per share.

401(k) Plan

         The Bank offers an employee savings plan under Section 401(k) of the Internal Revenue Code. Currently, the Bank makes matching contributions equal to 75% of participant contributions up to the first 4% of pre-tax compensation of a contributing participant. Participants vest immediately in both their own contributions and the Bank's contributions. Employee savings plan expense was $75,250 for 2000 and $69,194 for 1999.

Noncontributory Defined Benefit Pension Plan

         The Bank has a noncontributory defined benefit pension plan that covers substantially all employees who have completed one year of service and have attained age 21. The benefits are based on years of service and the employee's compensation during the last five (5) years of employment. The Bank's funding policy is to contribute amounts to the Plan sufficient to meet the minimum funding requirements set forth in ERISA, plus such additional amounts as the Bank may determine to be appropriate from time to time.

Directors' Fees Plan

         The Company offers Directors the option to defer their Directors' fees. If deferred, the fees are held in a trust account with the Bank. The Bank has no control over the trust. The cost of the related trust assets and corresponding liability was $252,821 and $200,874 at December 31, 2000, and 1999,
respectively.

               CERTAIN TRANSACTIONS WITH DIRECTORS AND MANAGEMENT

         The Bank has had and expects to have in the future, transactions in the ordinary course of its business with Directors, Officers, principal shareholders and their associates, on substantially the same terms, including interest rates and collateral on loans, as those prevailing at the same time for comparable transactions with others, on terms that do not involve more than the normal risk of collectibility or present other unfavorable features. The aggregate dollar amount of these loans was $2,961,677 and $3,440,194 at December 31, 2000 and 1999, respectively. During 2000, $7,841,684 of new loans were made, and repayments totaled $8,320,201. At December 31, 2000, all loans to Officers, Directors, principal shareholders and their associates were performing in accordance with the contractual terms of the loans.

         Clayton L. Blick and Perley H. Grimes, Jr., both of whom are Directors of the Company and the Bank, are partners in Cramer & Anderson, a law firm which renders certain legal services to the Bank in connection with various matters.
During 2000 and 1999, the Bank paid Cramer & Anderson $83,073 and $66,185, respectively for legal services rendered, a portion of which was reimbursed to the Bank by third parties.

         Ernest W. Clock, Director of the Company and the Bank, is the Chairman of F. North Clark Insurance Agency, Inc., which serves as insurance agent for many of the Bank's insurance needs. In 2000, and 1999, the Bank paid insurance premiums to F. North Clark Insurance Agency, Inc. in the aggregate amount, of $74,040 and $72,472, respectively.

Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Exchange Act requires that the Company's directors, executive officers, and any person holding more than ten percent (10%) of the Company's Common Stock file with the SEC reports of ownership and changes in ownership of the Company's Common Stock and that such individuals furnish the Company with copies of the reports.

         Based solely on its review of the copies of such forms received by it, or written representations form certain reporting persons, the Company believes that all of its executive officers and directors complied with all Section 16(a) filing requirements applicable to them.

                                  PROPOSAL (2)
                                  OTHER MATTERS

         As of the date of this Proxy Statement, the Board of Directors of the Company does not know of any other matters to be presented for action by the shareholders at the 2001 Annual Meeting. If, however, any other matters not now known are properly brought before the meeting, the persons named in the accompanying Proxy will vote such Proxy in accordance with the determination of a majority of the Board of Directors.

         The enclosed Proxy, if voted "FOR" the approval of Proposal (2) confers authority to the designated proxies to vote in accordance with their best judgment consistent with the recommendations of the Board of Directors.

         The Board of Directors recommends a vote "FOR" the approval of Proposal
(2).

         The favorable vote of a majority of the shares present in person or represented by proxy at the meeting is required for the approval of Proposal
(2).

                         INDEPENDENT PUBLIC ACCOUNTANTS

         The independent accounting firm of McGladrey & Pullen, LLP ("McGladrey") has served as the independent auditors for the Company and has audited the annual consolidated financial statements of the Company since 1997. McGladrey rendered an unqualified opinion regarding the consolidated financial statements of the Company for the year ended December 31, 2000, which is included in the Company's Annual Report to Shareholders for the year ended December 31, 2000.

         Subsequent to the Annual Meeting, the Board of Directors of the Company, after considering the recommendations of the Board's Audit/Compliance and Security Committee, will select and engage independent public accountants for the Company for the year ending December 31, 2001.

         A representative of McGladrey is expected to be available at the Annual Meeting to respond to appropriate shareholder questions and to make a statement if he or she desires to do so.

1.       Audit Fees

         The aggregate fees billed or expected to be billed for professional services rendered for the audit of the Company's annual financial statements for the most recent fiscal year and the reviews of the financial statements included in the Company's Form 10-KSB for December 31, 2000 were $76,863.

2.       Financial Information Systems Design and Implementation Fees

         For the fiscal year ended December 31, 2000, there were no fees billed or expected to be billed by McGladrey for the professional services described in Paragraph (c)(4)(ii) of Rule 2-01 of Regulation S-X.

3.       All Other Fees

         The aggregate fees billed or expected to be billed for services rendered by McGladrey, other than the services covered above, for the fiscal year ended December 31, 2000 were $49,759.

Independence

         The Audit Committee of the Board of Directors of the Company has considered and determined that the provision of services rendered by McGladrey relating to matters 2 and 3 above, is compatible with maintaining the independence of such accountants.

                            PROPOSALS OF SHAREHOLDERS

         Under the Company's Bylaws, for business proposed by a shareholder (other than director nomination) to be a proper subject for action at an Annual Meeting of Shareholders, in addition to any requirement of law, the shareholder must timely request that the proposal be included in the Company's proxy statement for the meeting. The Company received no such request from any shareholder with respect to the 2001 Annual Meeting.

         In order to be included in the Company's proxy statement and form of proxy for 2002 Annual

Meeting of Shareholders and in order to be a proper subject for action at that meeting, proposals of shareholders intended to be presented to that meeting must be received at the Company's principal executive offices by December 26, 2001, pursuant to proxy soliciting regulations of the SEC. The SEC's rules contain standards as to what shareholder proposals are required to be in the proxy statement. Any such proposal will be subject to 17 C.F.R. ss.240.14a-8 of the rules and regulations promulgated by the SEC. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement and form of proxy for such meeting any shareholder proposal which does not meet the requirements of the SEC in effect at the time. In addition, under the Company's Bylaws, shareholders who wish to nominate a director or bring other business before an annual meeting must comply with the following:

         o  You   must  be  a  shareholder  of record and must have given timely notice in writing to the Secretary of the Company.

         o Your notice must contain specific information required in the Company's Bylaws.

         Shareholder proposals should be mailed to: Philip G. Samponaro, Secretary, First Litchfield Financial Corporation, P.O. Box 578, 13 North Street, Litchfield, Connecticut 06759.

                          ANNUAL REPORT TO SHAREHOLDERS

         The Company files with the Securities and Exchange Commission Annual Reports on Form 10- KSB. A copy of the Company's Annual Report on Form 10-KSB, without exhibits and Annual Report to Shareholders, including consolidated financial statements, may be obtained without charge upon written request to:
Philip G. Samponaro, Secretary, First Litchfield Financial Corporation, P.O. Box 578, 13 North Street, Litchfield, Connecticut 06759.

                                              By Order of the Board of Directors

                                              /s/ Philip G. Samponaro

April 23, 2001                                Philip G. Samponaro, Secretary


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                                   Appendix A

                     FIRST LITCHFIELD FINANCIAL CORPORATION

                  AUDIT/COMPLIANCE & SECURITY COMMITTEE CHARTER

Organization

         There shall be a committee of the board of directors to be known as the Audit/Compliance & Security Committee, hereafter referred to as the audit committee. The audit committee shall be composed of at least three (3) directors each of whom are "independent directors" within the meaning of the Listing Standards and Rules of the American Stock Exchange ("Amex Rules"). However, to the extent that First Litchfield Financial Corporation (the "Corporation") shall qualify and file reports as a "Small Business Issuer" pursuant to Regulation S-B as promulgated by the Securities and Exchange Commission, the audit committee shall be composed of at least two (2) directors, a majority of which shall be "independent directors" within the meaning of the Amex Rules.

         In addition, unless the Corporation shall qualify and file reports as a "Small Business Issuer" pursuant to Regulation S-B as promulgated by the Securities and Exchange Commission, the audit committee shall certify that at least one member of the audit committee has past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background, including current or past service as a chief executive, chief financial or other senior officer with financial oversight responsibilities.

Statement of Policy

         The audit committee shall provide assistance to the board of directors in fulfilling its responsibility to the shareholders, potential shareholders, and investment community relating to corporate accounting, reporting practices of the Corporation, and the quality and integrity of the financial reports of the Corporation. In so doing, it is the responsibility of the audit committee to maintain free and open means of communication between the directors, the independent auditors, the internal auditors, and the financial management of the Corporation.

Responsibilities

         In carrying out its responsibilities, the audit committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and shareholders that the corporate accounting and reporting practices of the Corporation are in accordance with all requirements and are of the highest quality.

         The audit committee will be responsible for ensuring its receipt from the outside auditor of a formal written statement detailing all relationships between the auditor and the Corporation and its subsidiaries and affiliates consistent with Independence Standards Board Standard Number 1, Independence Discussions with Audit Committees (January 1999).

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         The audit  committee  shall be responsible  for actively  engaging in a dialogue with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditor and for taking or recommending that the full board take appropriate action to oversee the independence of the outside auditor.

         The outside auditor shall be accountable to the board of directors and the audit committee of the board of directors, as representatives of shareholders. The board of directors and its audit committee shall have the ultimate authority and responsibility to select, evaluate, and where appropriate, replace the outside auditor (or to nominate an outside auditor for shareholder approval or ratification).

In carrying out these responsibilities, the audit committee will:

         o Review and recommend to the directors the independent auditors to be selected to audit the financial statements of the Corporation and its divisions and subsidiaries.

         o Meet with the independent auditors and financial management of the Corporation to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion thereof review such audit, including any comments or recommendations of the independent auditors.

         o Review with the independent auditors, the Corporation's internal auditor(s), and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the Corporation, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper. Further, the committee periodically should review company policy statements to determine their adherence to the code of conduct.

         o Review the internal audit function of the Corporation including the independence and authority of its reporting obligations, the proposed audit plans for the coming year, and the coordination of such plans with the independent auditors.

         o Review summaries of findings from completed internal audits and progress reports on the proposed internal audit plan, with explanations for any deviations from the original plan.

         o Review the financial statements contained in the annual report to shareholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders.

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         o    Review and discuss with  management and the  independent  auditors any changes in accounting principles.

         o Provide sufficient opportunity for the internal and independent auditors to meet with the members of the audit committee without members of management present. Among the items to be discussed in these meetings are the independent auditors' evaluation of the Corporation's financial, accounting, and auditing personnel, and the cooperation that the independent auditors received during the course of the audit.

         o Review accounting and financial human resources and succession planning within the Corporation.

         o Submit the minutes of all meetings of the audit committee to, or discuss the matters discussed at each committee meeting with, the board of directors.

         o Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate.

Reports of the Audit Committee

         The audit committee shall prepare a report suitable for appropriate disclosure as may be required in the Corporation's annual meeting proxy statement concerning the audit committee's review of the Corporation's financial statements and disclosing whether the audit committee recommended to the board of directors that the audited financial statements be included in the Corporation's annual report and addressing such other issues as may be required by the Amex Rules or the Securities Exchange Act of 1934, as amended, or the regulations of the Regulations of the Securities Exchange Commission promulgated pursuant thereto.

         In addition, the audit committee shall report to the board of directors which will make appropriate disclosures regarding whether each member of the audit committee is an independent director within the meaning of the Amex Rules.

Annual Review and Appropriate Disclosure by the Board of Directors of the Charter of the Audit Committee

         The board of directors will review the charter of the audit committee on an annual basis and will cause the Corporation to make appropriate disclosure of and regarding same in accordance with applicable law.


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
     PROXY FOR 2001 ANNUAL MEETING OF FIRST LITCHFIELD FINANCIAL CORPORATION
         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                     FIRST LITCHFIELD FINANCIAL CORPORATION

         The undersigned holder(s) of the Common Stock of First Litchfield Financial Corporation (the "Company") do hereby nominate, constitute and appoint Herbert L. Curtiss, Jr. and Arthur B. Webster of Litchfield County, Connecticut, jointly and severally, as our proxies with full power of substitution, for us and in our name, place and stead to vote all the Common Stock of said Company, standing in our name on its books on April 9, 2001 at the Annual Meeting of its shareholders to be held at the Litchfield Inn, Route 202, Litchfield, Connecticut on Wednesday, May 23, 2001 at 3:00 p.m. or at any adjournment thereof with all the powers the undersigned would possess if personally present, as follows:

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS (1) & (2)

(1)  ELECTION OF DIRECTORS:

     To re-elect four (4) Directors to the Board of Directors each to serve for a term of three (3) years and until their successors are elected and qualified, as described in the Proxy Statement (Nominees: Ernest W. Clock, George M. Madsen, William J. Sweetman and Patricia D. Werner).

     [  ]FOR ALL NOMINEES  [  ]WITHHOLD AUTHORITY   [  ]FOR ALL NOMINEES
                               TO VOTE FOR ALL          EXCEPT AS WRITTEN BELOW:
                               NOMINEES
                                                          ----------------------

                                                          ----------------------

(2)  OTHER BUSINESS:

     To transact such other business as may properly come before the meeting, or any adjournments thereof. Management knows of no other business to be presented by or on behalf of the Company or its management at the meeting. However, if any other matters are properly brought before the meeting, the persons named in this Proxy or their substitutes will vote in accordance with the determination of a majority of the Board of Directors.

     [  ] FOR                 [  ] AGAINST                 [  ] ABSTAIN


    THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATION INDICATED.
                        IF NO SPECIFICATION IS INDICATED,
               THIS PROXY WILL BE VOTED "FOR" PROPOSALS (1) & (2).

                          PLEASE SIGN, DATE AND RETURN

    DATE:
          ----------------------------------------

                                                   (L.S.)
          ----------------------------------------

                                                   (L.S.)
          ----------------------------------------

         Please sign exactly as name appears. When shares are held in more than one name, including joint tenants, each party should sign. When signing as attorney, executor, administrator, trustee or guardian, give full title as such.


  THIS PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE MEETING BY WRITTEN NOTICE
          TO THE COMPANY OR MAY BE WITHDRAWN AND YOU MAY VOTE IN PERSON
                      SHOULD YOU ATTEND THE ANNUAL MEETING

                             PLEASE SIGN AND RETURN